EU ENERGY PRINCIPALS' AGREEMENT


      THIS EU ENERGY PRINCIPALS' AGREEMENT (this "Agreement"), is made and entered into as of July 3, 2006 by and among Stephen Bircher ("Bircher"), Keeley Services Limited ("Keeley"), Laikadog Holdings Ltd. ("Laikadog"), Rayna Limited ("Rayna") and Wellsford Management Limited ("Wellsford"), and, Michael Porter ("Porter") on the one hand ("collectively "EU Energy Principals"), and Composite Technology Corporation, a Nevada Corporation ("Buyer").

                                    RECITALS

A. The Buyer and substantially all shareholders of EU Energy including the EU Energy Principals have entered into a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which the shareholders of EU Energy plc, a company organized under the laws of the United Kingdom ("EU Energy") and Porter shall exchange their equity securities for newly-issued stock of the Buyer (the "Transaction").

B.  Bircher,   Keeley,  Rayna,  Wellsford,   and  Laikadog  (collectively,   the
"Shareholders") shall be shareholders of the Buyer upon closing of the Transaction and Porter will be the President of the Buyer.

C. In order to induce the Buyer to complete the Transaction, the Shareholders have agreed to the lock-up provisions relating to all of the shares of the common stock of the Buyer owned, as of the date of the closing date of the Transaction (the "Closing Date"), by each of the Shareholders as set forth in this Agreement ("Locked Up Shares").

D. The Shareholders have further agreed that their outstanding Company common stock may be used to satisfy any indemnification obligations pursuant to Section 9 of the Share Exchange Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. Lock-Up. For a period of 12 months following the closing date of the Transaction (the "Lock-Up Period"), each of the Shareholders shall not make a Transfer of the Locked Up Shares; provided however, that in each month after the Closing Date, 1/12th of the Locked Up Shares held by each Shareholder shall be relieved from such restriction, such that by the 12th month after the Closing Date, all of the Locked Up Shares shall no longer be bound by this obligation; provided, however, that Shareholder may not Transfer more than 1/6th of the Locked Up Shares during any 30 day period of the Lock-Up Period. "Transfer" shall mean transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting trust or otherwise), or in any other way encumber or dispose of, directly or indirectly and whether or not voluntarily, without the express prior written consent of the Buyer.

2. Injunctive Relief. The Parties agree that a breach of this Agreement may cause the Buyer irreparable harm for which monetary damages are not adequate. In addition to all other available legal remedies, the Buyer shall have the right to injunctive relief to enforce this Agreement.

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3. Other Restrictions.

      (a) Legends. Each Shareholder's Locked Up Shares shall be divided equally into 12 separate stock certificates ("Stock Certificate"). In addition to any other legends required to be placed on each outstanding certificate representing the Locked Up Shares, each of the Shareholders hereby agrees that each outstanding stock certificate representing the Locked Up Shares during the Restricted Period shall bear a legend reading substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A EU ENERGY PRINCIPALS' AGREEMENT, DATED AS OF JUNE 3, 2006 COPIES OF WHICH MAY BE OBTAINED FROM THE ISSUER. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT. THE COMPANY ACKNOWLEDGES THAT THIS LEGEND (BUT THIS LEGEND ONLY) RELATING TO THE EU ENERGY PRINCIPALS AGREEMENT MAY BE REMOVED AT ANY TIME AFTER [Legend Termination Date]"

      Each of the 12 Stock Certificates shall bear a different "Legend Termination Date" ranging from the one-month anniversary of the Closing Date to the 12-month anniversary of the Closing.

      (b) Termination of Restrictive  Legends.  The restrictions  referred to in
Section 1 shall cease and terminate in their entirety at the end of the Lock-Up Period. Whenever such restrictions shall cease and terminate as to any Locked Up Shares, the Shareholder holding such shares shall be entitled to receive from the Buyer, in exchange for such legended certificates, without expense, new certificates for a like number of Locked Up Shares not bearing the legend set forth in Section 3(a), provided however, that if any Claim has been made against the Shareholder for any breach of the Share Exchange Agreement, then the Shareholder will not be able to remove the legend on that number of shares sufficient to satisfy the extent of such Claim.

      (c) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Buyer and with the Transfer Agent of the Buyer and shall be kept with the records of the Buyer and shall be made available for inspection by any shareholders of the Buyer.

      (d) Recordation. The Buyer shall not record upon its books any Transfer to any person except Transfers in accordance with this Agreement.

4. Indemnification. In the event that a Shareholder is required to indemnify the Buyer under Section 9 of the Share Exchange Agreement, the Locked Up Shares may be surrendered to the Buyer to satisfy such indemnification obligations.

5. Compliance With Applicable Regulations. The Shareholders and Porter warrant and confirm that they shall comply in all respects with any regulations applicable to the disclosure of their share holdings in the Buyer and the transfer of such shares.

6. Specific Performance. The Shareholders acknowledge that there would be no adequate remedy at law if any Shareholder fails to perform any of its obligations hereunder, and accordingly agree that the Buyer, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any Shareholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 5 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

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7. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Buyer at its principal offices and to one or more Shareholders at the respective addresses furnished to the Buyer by such Shareholders.

8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

9. Recapitalizations and Exchanges Affecting Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or equity securities of the Buyer which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts to be performed in California.

11. Waiver of Trial by Jury. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.

12. Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

13. Amendment. This Agreement may not be amended or supplemented except by an instrument in writing signed by each of the parties hereto.

14. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15. Complete Agreement; Counterparts. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

16. Independent Termination. This Agreement is independent of any other agreement and will terminate on its own terms.

        ******THE SIGNATURES OF THE PARTIES APPEAR ON THE NEXT PAGE******

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IN  WITNESS  WHEREOF,  the  parties  have  executed  this EU Energy  Principals'
Agreement on the above written date.


 "Major Shareholders"
Stephen Bircher                                  Michael Porter
/s/ Stephen Bircher                              /s/ Michael Porter
-----------------------------------              -------------------------------
                                                 By:
                                                 Title:
Address:                                         Address:
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Keeley Services Limited                          Laikadog Holdings Limited

/s/ Ian Zant-Boer                                /s/ Ian Zant-Boer
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By: Ian Zant-Boer                                By: Ian Zant-Boer
Title:Power of Attorney                          Title:Power of Attorney


Address:                                         Address:
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Rayna Limited                                    Wellsford Management Limited

/s/ Ian Zant-Boer                                /s/ Ian Zant-Boer
----------------------------------               -------------------------------
By: Ian Zant-Boer                                By: Ian Zant-Boer
Title:Power of Attorney                          Title:Power of Attorney
________________________________________________
Address:                                         Address:

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             [signature page of the EU Energy Principals' Agreement]


COMPOSITE TECHNOLOGY CORPORATION



By:/s/ Benton Wilcoxon
   ----------------------------------------
   Benton Wilcoxon, Chief Executive Officer


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